                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [_]

Check the appropriate box:
[_]  Preliminary proxy statement.
[_] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[_]  Definitive proxy statement.
[X]  Definitive additional materials.
[_]  Soliciting material under Rule 14a-12.

                             Wachovia Corporation
               (Name of Registrant as Specified in Its Charter)

                                      N/A
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X] No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)    Title of each class of securities to which transaction applies:
     (2)    Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)    Proposed maximum aggregate value of transaction:
     (5)    Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                              Date: July 27, 2001

The proposed merger of First Union and Wachovia will be submitted to First Union's and Wachovia's shareholders for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789).

The information presented below may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.


PRESS RELEASE IN REGARD TO BRANCH DIVESTITURES ASSOCIATED WITH
THE PROPOSED MERGER OF EQUALS OF WACHOVIA AND FIRST UNION


LETTER SENT TO WACHOVIA SHAREHOLDERS REGARDING THE PROPOSED MERGER OF EQUALS OF WACHOVIA AND FIRST UNION

THE FOLLOWING PRESS RELEASE IS IN REGARD TO BRANCH DIVESTITURES ASSOCIATED WITH THE PROPOSED MERGER OF EQUALS OF WACHOVIA AND FIRST UNION

[LOGO] FIRST UNION                                 [LOGO] WACHOVIA

Thursday              Media Contacts:
July 26, 2001         First Union: Laurie Hedrick      704-374-3465
                      Wachovia:    Jay Reed            336-732-5855
                                   Vince Scanlon       336-732-6387


                      Investor Contacts:
                      First Union: Alice Lehman        704-374-4139
                      Wachovia:    Robert S. McCoy Jr. 336-732-5926
                                   Marsha L. Smunt     336-732-5788


FIRST UNION AND WACHOVIA TO DIVEST 38 BRANCHES FOR REGULATORY APPROVAL OF MERGER
--------------------------------------------------------------------------------

CHARLOTTE, N.C. and WINSTON-SALEM, N.C. - First Union Corporation (NYSE:FTU) and Wachovia Corporation (NYSE:WB) announced today that in connection with the proposed merger of equals, the new combined company would divest a total of 38 branches, totaling $1.503 billion in deposits, as part of the merger approval process to meet the U.S. Department of Justice's antitrust guidelines.

"We are committed to finding buyers that best suit the needs of our customers, employees and communities," said Ben Jenkins, First Union vice chairman and head of General Banking for the new company. "It is our intent that the employees of the affected branches will continue to be employed with the purchasing institutions and that customers will experience little or no disruption as a result of this transition."

All sales will include deposits, loans and related premises and equipment, and are contingent upon completion of the Wachovia and First Union merger. The companies are seeking proposals from qualified financial services institutions to purchase the branches. Once buyers are identified and enter into agreements with Wachovia and First Union, customers will begin to receive information about the transition process. Customers do not need to do anything at this time.

                                    --MORE--

 First Union and Wachovia to Divest - page 2
 -------------------------------------------

 Branches being divested are as follows:

 First Union

--------------------------------------------------------------------------------
 Market                     Branch Name                 Address
--------------------------------------------------------------------------------
 Savannah, Ga.              Wilmington Island           319 Johnny Mercer Drive
--------------------------------------------------------------------------------
                            Johnson Square              2 E. Bryan Street
--------------------------------------------------------------------------------
                            Victory Drive               2225 East Victory Drive
--------------------------------------------------------------------------------
 Arden, N.C.                Arden                       2397 Hendersonville
                                                        Road
--------------------------------------------------------------------------------
 Asheville, N.C.            Smoky Park Highway          159 Smoky Park Highway
--------------------------------------------------------------------------------
                            West Asheville              700 Haywood Road
--------------------------------------------------------------------------------
                            East Asheville              771 Tunnel Road
--------------------------------------------------------------------------------
                            Biltmore                    One Angle Street
--------------------------------------------------------------------------------
                            North Asheville             711 Merrimon Avenue
--------------------------------------------------------------------------------
 Black Mountain, N.C.       Black Mountain Main         200 Highway 9
--------------------------------------------------------------------------------
 Canton, N.C.               Canton                      101 Main Street
--------------------------------------------------------------------------------
 Elizabeth City, N.C.       West Ehringhaus             1404 W. Ehringhaus
                                                        Street
--------------------------------------------------------------------------------
 Hendersonville, N.C.       Eastgate                    1452 7/th/ Avenue East
--------------------------------------------------------------------------------
                            Hendersonville Main         222 S. Main Street
--------------------------------------------------------------------------------
                            North Hills                 1321 Asheville Highway
--------------------------------------------------------------------------------
 Morganton, N.C.            Morganton Main              300 North Green Street
--------------------------------------------------------------------------------
                            South Sterling              612 S. Sterling Street
--------------------------------------------------------------------------------
 North Wilkesboro, N.C.     North Wilkesboro Main       924 B. Main Street
--------------------------------------------------------------------------------
 Salisbury, N.C.            West Innes                  215 West Innes Street
--------------------------------------------------------------------------------
 Sylva, N.C.                Sylva Main                  624 W. Main Street
--------------------------------------------------------------------------------
 Walkertown, N.C.           Walkertown Main             2780 Old Hollow Road
--------------------------------------------------------------------------------

                                   --MORE--

 First Union and Wachovia to Divest - page 3
 -------------------------------------------


--------------------------------------------------------------------------------
 Walnut Cove, N.C.           Walnut Cove Main            234 S. Main St.
--------------------------------------------------------------------------------
 Weaverville, N.C.           Weaverville                 160 Weaver Blvd.
--------------------------------------------------------------------------------
 Winston-Salem, N.C.         First Stratford             101 S. Stratford Road
--------------------------------------------------------------------------------
                             Ogburn Station              4306 N. Liberty Street
--------------------------------------------------------------------------------
                             Silas Creek Crossing        3288 Silas Creek
                                                         Parkway
--------------------------------------------------------------------------------
                             Reynolda Manor              2801 Reynolda Road
--------------------------------------------------------------------------------
 York, S.C.                  York Main                   12 N. Congress Street
--------------------------------------------------------------------------------

 Wachovia

--------------------------------------------------------------------------------
 Market                      Branch Name                 Address
--------------------------------------------------------------------------------
 Waynesville, N.C.           Waynesville Main            135 N. Main Street
--------------------------------------------------------------------------------
 Bedford, Va.                Bedford                     115 W. Main Street
--------------------------------------------------------------------------------
 Chilhowie, Va.              Chilhowie                   119 Lee Highway
--------------------------------------------------------------------------------
 Hardy, Va.                  Smith Mountain Lake         13264 Booker T.
                                                         Washington Highway
--------------------------------------------------------------------------------
 Roanoke, Va.                Towers Mall                 670 Brandon Ave
--------------------------------------------------------------------------------
                             Franklin Plaza              111 Franklin Road
--------------------------------------------------------------------------------
                             Crossroads Mall             1315 Hershberger Road
                                                         North
--------------------------------------------------------------------------------
                             Cave Springs                4110 Brambleton Ave
                                                         SW
--------------------------------------------------------------------------------
                             460 East                    3565 Orange Ave NE
--------------------------------------------------------------------------------
 Salem, Va.                  West Salem                  1395 W. Main Street
--------------------------------------------------------------------------------

                                   --MORE--

First Union and Wachovia to Divest - page 4
-------------------------------------------

First Union (NYSE:FTU), with $246 billion in assets and stockholders' equity of $16 billion at June 30, 2001, is a leading provider of financial services to 15 million retail and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices in 11 East Coast states and Washington, D.C., and full-service brokerage offices in 47 states and internationally. Online banking products and services can be accessed through www.firstunion.com.
------------------

Wachovia (NYSE:WB) is a major interstate financial holding company offering banking and financial services to individuals primarily in Florida, Georgia, North Carolina, South Carolina and Virginia and to corporations and institutions throughout the United States and globally. Wachovia Corporation is headquartered in Atlanta and Winston-Salem, N.C., and had assets of $74.8 billion at June 30, 2001. Wachovia's Web site is located at www.wachovia.com.
                                                             ----------------

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in

                                   --MORE--

First Union and Wachovia to Divest - page 5
-------------------------------------------

which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.


Additional Information
----------------------
The proposed transaction will be submitted to First Union's and Wachovia's stockholders for their consideration. Stockholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that have been or will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

                                    --END--

LETTER SENT TO WACHOVIA SHAREHOLDERS REGARDING THE PROPOSED MERGER OF EQUALS OF WACHOVIA AND FIRST UNION

[Letterhead of Wachovia]

                                July 25, 2001

Dear Fellow Wachovia Shareholder:

 The finish line for Wachovia's proposed merger with First Union is in sight. The August 3rd shareholder meeting is only days away.

 I am writing today because we need your help to actually cross the finish line.

 In the last week, the two leading shareholder advisory organizations in the country -- Institutional Shareholder Services (ISS) and Proxy Monitor,
Inc. -- both recommended that Wachovia shareholders vote FOR the First Union merger. ISS said, 'We believe that Wachovia shareholders would be best served voting in favor of the pending First Union transaction.' These two organizations advise some of the largest, most prestigious and successful professional investors in America.

 Please weigh the facts carefully and vote FOR the merger with First Union on the enclosed WHITE proxy card TODAY. If you hold shares in multiple accounts, it is important that you mark, sign, date and return every WHITE proxy card you receive so that all of your shares can be counted. Even if you have voted for the merger on the blue proxy card, please send us a later-dated WHITE card to ensure your vote is counted.

 We believe that Wachovia and First Union together will be a great company, built on the traditional Wachovia values: trust, integrity, personal relationships, reliability, and superior customer service. As you make your decision, here are three more things I encourage you to consider:

 1. We believe the Wachovia/First Union combination will provide you with greater value than Wachovia alone. The new Wachovia will give you a choice so that you can receive at least the $2.40 annual dividend you now enjoy. In addition, we believe that the new Wachovia's superior potential for profit growth, greater capital strength, more conservative dividend payout ratio and greater flexibility to increase future dividends all add up to a better dividend than SunTrust's hypothetical dividend.

 2. Wachovia and First Union share a strong commitment to superior customer service. First Union has enjoyed nine consecutive quarters of improving customer service and satisfaction as measured by the Gallup Organization.

 3. Wachovia and First Union both reported excellent earnings for the second quarter of 2001 and we have been gratified by the responses from stock market analysts. In addition, First Union's stock price has far outperformed SunTrust's since the beginning of this year.

 If you have not voted, please vote TODAY.

 Your vote is extremely important to us and if you don't vote, it is counted as a vote against us. Please vote FOR the merger on the enclosed WHITE proxy card, then sign, date and return the card TODAY.

 Thank you for your continued support. Help us cross the finish line to create the new Wachovia by voting your WHITE proxy card TODAY.

                 On Behalf of the Board of Directors

                 Sincerely,
                 L.M. BAKER, JR.
                 Chairman and Chief Executive Officer

               IMPORTANT REMINDER

Your vote is extremely important. We need your vote TODAY to create the new Wachovia. If you vote for the merger on SunTrust's blue card and our white card on the same day, it could nullify your vote. Please vote FOR the merger of Wachovia and First Union by signing, dating and returning the WHITE proxy card TODAY. Please discard SunTrust's blue card.

                               LITIGATION UPDATE

On July 20, 2001, the North Carolina Business Court denied injunctive relief to SunTrust and other shareholder plaintiffs who had sought to enjoin the proposed merger between First Union and Wachovia. In particular, the Court upheld the validity of the reciprocal stock options that First Union and Wachovia had granted each other in connection with the merger and allowed the proposed transaction to proceed to a shareholder vote. The Court's decision also held as invalid one of the termination provisions of the Merger Agreement between the parties, which did not allow either party to terminate the Merger Agreement if it is not approved by shareholders. Although this aspect of the Court's decision will not have any impact on Wachovia's ability to complete the merger with First Union, Wachovia and First Union, in a letter agreement dated July 20, 2001, amended the Merger Agreement to permit either party to terminate the Merger Agreement immediately if it is not approved by either company's shareholders at the meetings held for that purpose.
-------------------

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER BETWEEN WACHOVIA AND FIRST UNION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT WACHOVIA AND FIRST UNION, WITHOUT CHARGE, AT THE SEC'S INTERNET SITE (HTTP://WWW.SEC.GOV). COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER SEC FILINGS THAT WILL BE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, FROM WACHOVIA, INVESTOR RELATIONS, 100 NORTH MAIN STREET, WINSTON-SALEM, NORTH CAROLINA 27150 (866-883-0789), OR FROM FIRST UNION, INVESTOR RELATIONS, ONE FIRST UNION CENTER, CHARLOTTE, NORTH CAROLINA 28288-0206 (704-374-6782).

The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the merger between Wachovia Corporation and First Union Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Wachovia's and First Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as 'believes', 'expects', 'anticipates', 'estimates', 'intends', 'plans', 'targets', 'projects' and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of Wachovia and First Union will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact